SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004

SSI SURGICAL SERVICES, INC

(Exact name of registrant as specified in charter)

New York	2-85008-NY	11-2621408
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5776 Hoffner Avenue, Suite 200, Orlando, Florida	32822
(Address of Principal Executive Offices)	(Zip Code)

(407) 249-1946

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure

On March 19, 2004, SSI Surgical Services, Inc. issued a press release announcing that Forrest R. Whittaker has been elected chairman of its Board of Directors and John J. Sickler, chairman of the Board since 2000, has resigned his position effective March 19, 2004. In other Board action, Anthony Dimun was also elected as a director effective March 19, 2004.

The press release announcing the election of Mr. Whittaker and Mr. Dimun and the resignation of Mr. Sickler is filed as Exhibit 99.1 to this Form 8-K.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated March 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSI SURGICAL SERVICES, INC.

/s/ PAUL A. D’ALESIO

Paul A. D’Alesio Chief Financial Officer

Date: March 19, 2004

EXHIBIT INDEX

99.1	Press Release dated March 19, 2004.